                                                              EXHIBIT 99

                         Agreement Relating to Filing of
                           Joint Statement pursuant to
           Rule 13d-1(k)(1) under the Securities Exchange Act of 1934

         Pursuant to Section 13 of the Securities Exchange Act of 1934, as
amended, and more particularly to Rule 13d-1(k)(1) promulgated by the Securities and Exchange Commission thereunder, and in connection with the Schedule 13G dated as of February 14, 2003 which is executed and filed by each of the undersigned, each of the undersigned acknowledges and agrees that the Schedule
13G is filed on behalf of each of the undersigned, and each of the undersigned consent to the filing of this Agreement as an exhibit to the Schedule 13G.

         Dated:  February 14, 2003              /s/ Hazel I. Ballman
                                                ----------------------------------------------
                                                Hazel I. Ballman, as an Individual

                                                THE FREDERICK C. BALLMAN TRUST DATED
                                                OCTOBER 3, 1978

                                                By Its Trustees:

         Dated:  February 14, 2003              By:  /s/ Hazel I. Ballman
                                                     -----------------------------------------
                                                     Hazel I. Ballman, as Trustee

                                                By:  BancorpSouth Bank, as Trustee

         Dated:  February 14, 2003              By:  /s/ Ralph Harmon
                                                     -----------------------------------------
                                                     Ralph Harmon, Trust Officer

                                                BANCORPSOUTH, INC.

         Dated:  February 14, 2003              By:  /s/ Cathy M. Robertson
                                                     -----------------------------------------
                                                     Cathy M. Robertson, Executive VP